UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/06/2006

Time Warner Telecom Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-30218

DE	841500624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10475 Park Meadows Drive, Littleton, CO 80124
(Address of principal executive offices, including zip code)

303-566-1284
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 9.01.    Financial Statements and Exhibits

    (a) Financial Statements of Business Acquired.

    The Company's current Report on Form 8-K dated October 31, 2006 is hereby amended as follows:

    An audited balance sheet of Xspedius as of December 31, 2005 and unaudited balance sheets of Xspedius as of December 31, 2004 and June 30, 2006 and the related statements of operations, members' equity, and cash flows for each of the three years in the period ended December 31, 2005 and for the six months ended June 30, 2006 are set forth in the Company's Registration Statement on Form S-4 filed on September 1, 2006, as amended on September 22, 2006, at pages F-2 through F-23 of the Information Statement/Prospectus contained in such Registration Statement, which are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

    (d) Exhibits.

    See the Index of Exhibits attached to this Current Report on Form 8-K/A, which is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Time Warner Telecom Inc.

Date: November 09, 2006	By:	/s/ Tina Davis
Tina Davis
Vice President and Deputy General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1
Pages F-2 through F-23 of the Information Statement/Prospectus contained in the Registration Statement on Form S-4 of Time Warner Telecom Inc. (Registration No. 333-137075, filed on 9/1/ 2006, as amended on 9/22/2006 (incorporated herein by reference)